                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                              __________________

                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 21, 2001

                              ___________________

                        Concentra Operating Corporation
            (Exact name of Registrant as specified in its charter)



            Nevada                      001-15699               75-2822620
       (State or other              (Commission File         (I.R.S. Employer
jurisdiction of incorporation)           Number)          Identification Number)


     5080 Spectrum Drive
    Suite 400 - West Tower
        Addison, Texas                                             75001
    (Address of principal                                       (Zip code)
      executive offices)



      Registrant's telephone number, including area code: (972) 364-8000

                                Not Applicable
                 (former address if changed since last report)
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Item 4. Changes in Registrant's Certifying Accountant

     At a meeting held on June 21, 2001, upon the recommendation of the Audit and Compliance Committee, the Board of Directors of Concentra Operating Corporation (the "Company") approved the engagement of PricewaterhouseCoopers LLP ("PwC") as the Company's new independent public accountants. Arthur Andersen LLP ("Andersen") was dismissed as the Company's independent public accountants effective June 22, 2001. Prior to the engagement of PwC, neither the Company, nor anyone acting on its behalf, consulted with PwC regarding the application of accounting principles to a specific or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or event as defined in Item 304(a)(1)(iv) of Regulation S-K.

     The reports of Andersen on the Company's financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for the changes in accounting principles adopted during the year ended December 31, 2000. These changes were discussed in Note 3 and Note 5 of those consolidated financial statements for the changes in the Company's method of revenue recognition for its post payment bill review services and its method of accounting for its derivatives which include the interest rate collar arrangements. In connection with the audits of the Company's financial statements for the fiscal years ended December 31, 2000, and December 31, 1999, there were no disagreements with Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter in their report. During the two most recent fiscal years and the subsequent interim period through the date of Andersen's dismissal, there were no "reportable events" (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

     A letter from Andersen addressed to the Securities and Exchange Commission is included as Exhibit 16.1 to this Current Report on Form 8-K. Such letter states that Andersen agrees with the statements made by the Company in this
Item 4.

Item 7. Financial Statements and Exhibits

(c) Exhibits

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 25, 2001, pursuant to Item 304(a)(3) of Regulation S-K.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              CONCENTRA OPERATING CORPORATION
                              (Registrant)


                              By:     /s/ Richard A. Parr II
                                      -----------------------------------------
                              Name:   Richard A. Parr II
                              Title:  Executive Vice President, General Counsel
                                      & Secretary


Date:  June 26, 2001



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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 25, 2001, pursuant to Item 304(a)(3) of Regulation S-K.





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